MOLECULIN










Nov. 10, 2022

3rd Quarter 2022 Financial Results and Program Update

Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.


Better Treatments,
More Tomorrows
Advancing growing pipeline of clinical programs for the treatment of highly resistant cancers and viruses
MOLECULIN

Third Quarter 2022


Noteworthy
Evolution of
the Company

Three Phase 1b/2 clinical studies with enrollment or dosing now underway for Annamycin

Report from independent cardiology expert continues to confirm no evidence of cardiotoxicity associated with Annamycin

Multiple milestones and key data readouts expected before year end 2022 and into 2023

$50.4 million in cash – sufficient capital to fund development beyond mid-2024

MOLECULIN

Key 2022 Achievements – Gaining Critical Mass

	January	April	May	July
Annamycin	Announced Preliminary Safety Data for Annamycin in Its Three Phase 1 Clinical Trials for Acute Myeloid Leukemia and Metastases of Soft Tissue Sarcoma	Presented Positive Preclinical Annamycin Data at the AACR 2022 Annual Meeting	Received Allowance to Proceed with Phase 1/2 Study of Annamycin in Combination with Cytarabine for the Treatment of Acute Myeloid Leukemia (AML)	Concluded Phase 1b and Opened Recruitment in Phase 2 Clinical Trial of Annamycin for the Treatment of Soft Tissue Sarcoma Lung Metastases

	May	June	July	August	September	October
WP1122	Commenced Dosing in Healthy Volunteers in Phase 1a Clinical Trial of WP1122 for the Treatment of COVID-19	Completed First Single Ascending Dose (SAD) Cohort in Phase 1a Clinical Trial of WP1122 in the UK	Completed Second Single Ascending Dose (SAD) Cohort in Phase 1a Clinical Trial of WP1122 in the UK	Completed Third Single Ascending Dose (SAD) Cohort in Phase 1a Clinical Trial of WP1122 in the UK	Received FDA Orphan Drug Designation of WP1122 for the Treatment of Glioblastoma Multiforme Portfolio Compound, WP1096, Selected for NIAID-Funded Animal Studies as Novel Potential Antiviral	Determined MTD and is now completing the trial at cum. 32/mg/kg in two daily doses.

	April
WP1066	IND Clearance to Conduct Phase 1 Study of WP1066 for the Treatment of Recurrent Malignant Glioma. Last patient enrolled in pediatric Phase 1 Brain Cancer Trial

MOLECULIN

Next Generation Anthracycline

Demonstrated to Be Non-Cardiotoxic[1]

- Ability to overcome multi-drug resistance
- Organotrophic properties (e.g. >30x greater accumulation in lungs than doxorubicin)
- Potent topoisomerase-II poison with a wider therapeutic window than doxorubicin[2]
- <10% incidence of alopecia compared with 65%-92% for doxorubicin[3,4]
- Clinically evaluated stable liposomal formulation[5]


% of Mice with Heart Lesions
(10 weekly IV injections; Zou et al, 1995)
100
80
60
40
20
0
43
60
100
8
8
0
Doxorubicin
L-Annamycin
Dose (%LD10)
20
30
40
20
30
40


Concentration of Doxorubicin and Annamycin in the Lungs
C_{MAX} ng/ml
30X
Dox
Annamycin

1: Based on preclinical and clinical data to date. See Company's most recent SEC filings; 2: Trevino et al, 2004; 3: Gonzalez et al. 2018; 4: DOXORUBICIN HYDROCHLORIDE [package insert]. New York, NJ: Pfizer Injectables; 2019; 5: L-ANN, Wetzler et al. 2013

MOLECULIN

Ongoing Phase 2 Portion of 1b/2 Study for Treatment of STS Lung Mets

US Multi-Center, Open-Label, Dose Escalation Study

~25
Phase 2 subjects

Single dose every
21 days

330 mg/m^2
RP2D

Phase 1b Concluded

RP2D determined to be 360 mg/m^2

Phase 2 Recruitment Open

Decrease to 330 g/m^2 from 360 g/m^2

Preliminary Phase 1b Data Showed No Cardiotoxicity and Demonstrated Clinical Activity[1]

MOLECULIN

1: Data is preliminary. Defined as stable disease (SD) or better. As of August 12, 2022 preliminary demonstrated 12 of 14 patients measured had SD after two cycles of Annamycin..

Second Phase 1b/2 Clinical Trial of Annamycin in STS Lung Mets with Pulmonary Metastases

Investigator-Funded in Europe

2 Subjects dosed	Dosing once weekly for 3 weeks	28-day cycle Rather than once every 21 days as in the US trial

Maria Sklodowska-Curie
National Research Institute of Oncology
Gliwice Branch

Grant-funded clinical trial is led by
Prof. Piotr Rutkowski, MD, PhD,
Head of Department of Soft Tissue/Bone Sarcoma and Melanoma

MOLECULIN

Phase 1/2 Study for Treatment of Relapsed or Refractory (R/R) AML

EU Multi-Center, Open-Label, Dose Escalation Study

240 mg/m^2
Single-agent
Preliminary RP2D established

1, 2 & 3 with 21 days off
Infusion days

Preclinical data
Annamycin with Cytarabine (AnnAraC)
68% more effective vs single agent

Primary Endpoint Met
Single agent trial established safety and RP2D

Pivoting to Phase 1/2
AnnAraC with 190 mg/m^2 initial Annamycin dose H2 2022

Announced Preliminary 60% ORR in Last Cohort of Single Agent AML Trial

Phase 1a Study COVID-19 Study Concluded

First-in-Human, Randomized, Double-Blind, Placebo-Controlled, Overlapping SAD and MAD Clinical Trial

Determined MTD

Daily Cumulative Dose of 32 mg/kg in Two Divided Doses for Seven Days

Ongoing Effort to Identify Partner to Fund Further Advancement of Program in Oncology and Virology

Multiple Milestones And Key Data Readouts Expected Before Year End 2022 and Into 2023

Annamycin

- **STS (US)** — Phase 2 Interim Data
- **STS (EU)** — Initiate Phase 1b/2
- **AML** — Commence Dosing in Phase 1/2 Ara-C combination study

WP1122/ WP1096

- **Arenaviruses** — Results from NIH-funded animal study
- **GBM** — Potential collaboration

MOLECULIN

Q3 2022 Financial Highlights

R&D expense of $14.8 million and $11.2 million for the nine months ended September 30, 2022 and 2021

G&A expense of $8.7 million and $6.4 million for the nine months ended September 30, 2022 and 2021

The Company ended the quarter with $50.4 million of cash. Sufficient capital to fund operations beyond mid-2024[1]

1: Based on Management's current expectations and planned increase in development activities

Setting the Stage for a Breakthrough Year Ahead


Advancing growing pipeline of clinical programs for the treatment of highly resistant cancers and viruses

Annamycin

Next generation non-cardiotoxic anthracycline demonstrating both safety and promising early activity across multiple clinical studies

Second Lead Program

Data to potentially support future cancer and anti-viral studies

Pipeline Expansion

Potential success in lead programs fuel possible pipeline expansion into additional high-value oncology indications

Sufficient capital to fund operations beyond mid-2024[1]

MOLECULIN

1: Based on Management's current expectations and planned increase in development activities

Q&A



MOLECULIN



NASDAQ: MBRX | moleculin.com

Thank You!

MOLECULIN

Investor Relations
JTC Team
833.475.8247
mbrx@jtcir.com

